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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 22, 2000




                        GLOBAL CROSSING HOLDINGS LTD.
               (Exact Name of Registrant as Specified in Charter)



           BERMUDA                  333-61457                     98-0186828
(State or Other Jurisdiction     (Commission File              (I.R.S. Employer
      of Incorporation)              Number)                 Identification No.)



          WESSEX HOUSE, 45 REID STREET                               HM12
              HAMILTON, BERMUDA                                   (Zip Code)
     (Address of principal executive offices)



                                 (441) 296-8600
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

                  On February 22, 2000, Global Crossing Ltd. ("Global Crossing") announced that it had entered into an Agreement and Plan of Merger, dated as of February 22, 2000 (the "Merger Agreement") with Georgia Merger Sub Corporation ("GC Merger Sub"), IPC Communications, Inc. ("IPC"), IPC Information Systems, Inc. ("IPC Systems"), Idaho Merger Sub Corporation ("IPC Merger Sub") and IXnet, Inc. ("IXnet"), which sets forth the terms and conditions by which Global Crossing will acquire by merger the entire equity interest in each of IPC and IXnet. Pursuant to the Merger Agreement, (i) IPC will merge with and into IPC Systems (the "Intercompany Merger"), with IPC Systems as the surviving corporation, (ii) immediately thereafter, GC Merger Sub, a newly organized wholly owned subsidiary of Global Crossing, will merge with and into IPC Systems (the "IPC Merger"), with IPC Systems surviving as a wholly owned subsidiary of Global Crossing, and (iii) immediately thereafter, IPC Merger Sub, a newly organized wholly owned subsidiary of IPC Systems will merge with and into IXnet (the "IXnet Merger", and together with the Intercompany Merger and the IPC Merger, the "Mergers"), with IXnet surviving as a wholly owned subsidiary of Global Crossing.

                  The Mergers are intended to constitute a reorganization under the Internal Revenue Code of 1986, as amended. Consummation of the Mergers is not subject to stockholder approval (as described below), but is subject to various conditions, including the receipt of required regulatory approvals. A copy of the Merger Agreement is included herein as Exhibit 2.1 and a copy of the press release of Global Crossing with respect to the Mergers is included herein as Exhibit 99.1.

                  Concurrently with the execution of the Merger Agreement, Global Crossing and certain stockholders of IPC, who collectively own approximately 67% of the outstanding common stock of IPC, entered into a Consent and Voting Agreement (the "Consent and Voting Agreement") pursuant to which such stockholders have taken action by written consent as stockholders of IPC to adopt the Merger Agreement. A copy of the Consent and Voting Agreement is included herein as Exhibit 10.1. Pursuant to the Merger Agreement, IPC Systems, the record holder of approximately 73% of the outstanding common stock of IXnet took action by written consent as a stockholder of IXnet to adopt the Merger Agreement. Therefore, no vote with respect to the Mergers by the stockholders of IPC or IXnet is required or will be taken.

                  The Merger Agreement, the Consent and Voting Agreement and the press release are incorporated by reference into this Item 5 and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:



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         2.1      Agreement and Plan of Merger, dated as of February 22, 2000, among Global Crossing Ltd., Georgia Merger Sub Corporation, IPC Communications, Inc., IPC Information Systems, Inc., Idaho Merger Sub Corporation and IXnet, Inc.

         10.1 Consent and Voting Agreement, dated as of February 22, 2000, among Global Crossing Ltd., Cable Systems Holding, LLC and certain stockholders of IPC Communications, Inc.

         99.1 Press Release, dated February 22, 2000, announcing the execution of the Agreement and Plan of Merger among Global Crossing Ltd., Georgia Merger Sub Corporation, IPC Communications, Inc., IPC Information Systems, Inc., Idaho Merger Sub Corporation and IXnet, Inc.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2000

                                        GLOBAL CROSSING HOLDINGS LTD.




                                        By:  /s/ Robert Klug
                                            ------------------------------
                                             Name:  Rober Klug
                                             Title: Director and Controller





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                                  EXHIBIT INDEX



Exhibit
Number   Description

2.1 Agreement and Plan of Merger, dated as of February 22, 2000, among Global Crossing Ltd., Georgia Merger Sub Corporation, IPC Communications, Inc., IPC Information Systems, Inc., Idaho Merger Sub Corporation and IXnet, Inc.

10.1 Consent and Voting Agreement, dated as of February 22, 2000, among Global Crossing Ltd., Cable Systems Holding, LLC and certain stockholders of IPC Communications, Inc.

99.1 Joint Press Release, dated February 22, 2000, announcing the execution of the Agreement and Plan of Merger among Global Crossing Ltd., Georgia Merger Sub Corporation, IPC Communications, Inc., IPC Information Systems, Inc., Idaho Merger Sub Corporation and IXnet, Inc.




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